UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2009
                                                           ------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


           Delaware                     0-28815                  06-1241321
           --------                     -------                  ----------
(State or other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


     13 North Street, Litchfield, Connecticut        06759
     ----------------------------------------        -----
      (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Section 8 - Other Events

         Item 8.01.  Other Events.

         Annual Meeting of Shareholders of First Litchfield Financial
         ------------------------------------------------------------
         Corporation
         -----------

                  The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 20, 2009.

                  1.  Election Of Directors
                      ---------------------

                  The vote for re-electing each of the three Directors listed below to serve for a term of three years is as follows:

                                                                                Withholding
                  Joseph J. Greco                                For             Authority
                  -------------------------------------------------------------------------

                  Number of Shares:                           1,722,357            84,234
                  Percentage of Shares Entitled to Vote:         73.08%             3.57%
                  Percentage of Shares Voted:                    94.04%             4.60%

                                                                                 Withholding
                  Perley H. Grimes, Jr.                           For            Authority
                  -------------------------------------------------------------------------

                  Number of Shares:                           1,718,073            88,518
                  Percentage of Shares Entitled to Vote:          72.9%             3.76%
                  Percentage of Shares Voted:                   93.81%              4.83%

                                                                                 Withholding
                  Gregory S. Oneglia                              For             Authority
                  -------------------------------------------------------------------------

                  Number of Shares:                           1,723,811            82,780
                  Percentage of Shares Entitled to Vote:         73.14%             3.51%
                  Percentage of Shares Voted:                    94.12%             4.52%

                  Continuing as Directors with terms to expire at the 2010 Annual Meeting of Shareholders are: George M. Madsen, Alan B. Magary, William J. Sweetman and Patricia D. Werner. Continuing as Directors with terms to expire at the 2011 Annual Meeting of Shareholders are: Patrick J. Boland, John A. Brighenti, Richard E. Pugh, H. Ray Underwood, Jr.

                  2.  Appointment of Auditors
                      -----------------------
                  To vote cast "For," "Against" and "Abstain" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year are as follows:

                           "For Approval"              "Against Approval"                 "Abstain"
                           1,789,887                          14,383                        27,223
                                                     (Number of Votes)
                           75.94%                             0.61%                         1.16%
                                             (Percent of shares entitled to vote)
                           97.73%                             0.79%                         1.49%
                                         (Percent of shares actually voted at the meeting)

                  3. Non-Binding Advisory Vote on the Compensation of Named
                     ------------------------------------------------------
                     Executive Officers
                     ------------------

                  To vote cast "For," "Against" and "Abstain" on the proposal to approve the resolution regarding the compensation of the named executive officers in the Summary Compensation Table of the Company's Proxy Statement for the 2009 Annual Meeting of Shareholders, as described in the Executive Compensation Tables and the related disclosure contained in the Proxy Statement.

                        "For Approval"                  "Against Approval"                  "Abstain"
                           1,558,186                          165,628                        107,679
                                                         (Number of Votes)
                           66.11%                              7.03%                          4.57%
                                                (Percent of shares entitled to vote)
                           85.08%                              9.04%                          5.88%
                                          (Percent of shares actually voted at the meeting)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                 FIRST LITCHFIELD FINANCIAL CORPORATION

                                 By:  /s/ Joseph J. Greco
                                      ------------------------------------
                                          Joseph J. Greco
                                          President and Chief Executive Officer



Dated:   May 21, 2009


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